EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 14, 2000 relating to the financial statements of Emisphere Technologies, Inc. (the "Company") which appears in the Company's Annual Report on Form 10-K for the year ended July 31, 2000.


                                        /s/ PricewaterhouseCoopers LLP
                                        ------------------------------


New York, New York
January  24, 2001